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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                       SB CONVERTIBLE FUND (the "FUND")

                 Supplement dated March 16, 2004 to Prospectus
                    and Statement of Additional Information
                            dated November 28, 2003

   On March 10, 2004, the Board of Trustees of the Fund, approved the appointment of Kent Bailey as a co-portfolio manager of the Fund. Mr. Bailey has been a convertible analyst with Salomon Brothers Asset Management Inc. since 2001. Prior to 2001, Mr. Bailey was a convertible analyst for Morgan Stanley.


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